UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 12, 2008

SLM Funding LLC

(Exact name of registrant as specified in its charter)

SLM Student Loan Trust 2008-6

(Exact name of issuer as specified in its charter)

DELAWARE	333-141930 333-141930-09	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

12061 Bluemont Way

V3419

Reston, VA 20190

(Address of registrant’s principal executive offices)

Registrant’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 9.01 Financial Statements and Exhibits

In connection with the closing of SLM Student Loan Trust 2008-6, certain opinions of Shearman & Sterling LLP and McKee Nelson LLP relating to various tax matters and to the legality of the Notes are attached.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

8.1	Opinion of Shearman & Sterling LLP

8.2	Opinion of McKee Nelson LLP

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

8.1	Opinion of Shearman & Sterling LLP dated June 12, 2008 with respect to tax matters.

8.2	Opinion of McKee Nelson LLP dated June 12, 2008 with respect to legality.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2008	SLM STUDENT LOAN TRUST 2008-6

By: SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
	Name:	Mark L. Heleen
	Title:	Vice President

INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

8.1	Opinion of Shearman & Sterling LLP dated June 12, 2008 with respect to tax matters.

8.2	Opinion of McKee Nelson LLP dated June 12, 2008 with respect to legality.

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